DropCar



Overview - Jan 2019

Nasdaq: DCAR

Disclaimers

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Such statements are based on management's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the company to meet its business objectives and operational requirements and the impact of competitive products and services and technological changes. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors under the heading "Risk Factors" in DropCar's filings with the Securities and Exchange Commission. Except as required by applicable law, DropCar undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

The way the auto industry connects with consumers is **fundamentally** changing.



1,000’s of mobility programs re-inventing a $3.5T+ industry. More everyday.

Sharing	Peer-to-Peer	eHailing	Subscriptions	Autonomous
MAVEN	TURO	Uber	PASSPORT	WAYMO
SILVERCAR	Getaround	lyft	ACCESS	ZOOX
CAR2GO	MAVEN	Grab	CARE BY VOLVO	cruise
zipcar	JUST SHARE IT	via	canvas	pony.ai

McKinsey says this is just the tip of the iceberg...



$30B
$720B
$2.75T
$1.5T
$1.2T
$4.0T
2015
2030E

RECURRING REVENUES FROM NEW SERVICES
- Shared mobility e.g. car sharing and e-hailing
- Data-connectivity services – including apps, remote services, software upgrades

AFTERMARKET
- Growth from increased vehicle sales

ONE-TIME VEHICLE SALES
- 2% annual increase driven by macroeconomic growth in emerging markets

http://www.mckinsey.com/industries/automotive-and-assembly/our-insights/disruptive-trends-that-will-transform-the-auto-industry

Deloitte concurs.


Vehicle sales by future state and geographic area in the US
Urban
Percent of total vehicle sales
2015
2020
2025
2030
2035
2040
0%
20%
40%
60%
80%
100%

By 2030, shared vehicles will overtake personally owned vehicles in urban areas. Shared driver-driven vehicles will grow quickly until 2030, but then lose market share to shared autonomous vehicles. Suburban areas will be slower to shift to shared and autonomous mobility, and rural adoption will be slow due to less-pronounced benefits.

- Personally owned driver-driven
- Shared driver-driven
- Personally owned autonomous
- Shared autonomous

https://www2.deloitte.com/us/en/pages/consumer-industrial-products/articles/fleet-leasing-management-north-america.html

The Challenge

The **easier** we make cars to use, the more **complex** they become logistically.

A **massive** opportunity in the making.

- The "fleetization" of 100+ million cars is happening
- Largest operational cost is moving & maintaining cars ($ billions already being spent)
- Consumers increasingly expecting front door service (adds complexity)
- Field ops & last mile logistics are not CORE value prop for most car companies
- Dealerships also building mobility programs to drive service revenue
- Even traditional fleet managers are light in D2C tech
- Who will infleet, defleet, track, service, store, optimize, *and* deliver all these services to **everyone's front door**?

The go-to **platform** for managing mobility programs.

MOBILITY CLOUD

Turnkey, easy to use, logistics technology.

Versatile drivers at the ready.

Growing network of support vendors.



Mobility Cloud

OEMs
Fleets
Carsharing
Dealerships
Retailers
Consumers

- 100% cloud based
- "Last Mile" vehicle & driver tracking
- Vehicle lifecycle management
- Smarter everyday (machine learning)
- CRM tools for keeping clients informed
- Access via self-serve SaaS, managed service, or API



Searchable trip history.
Manually assign jobs, or let our system automate.
Deliver a tailored customer experience with driver instructions.
Verify driver photos with built in geofencing.
See all drivers & ETAs in real-time.
Optimize driver efficiency.
Arm your support team with precise field info.



Driver Network

Versatile drivers at the ready.

- Best-in-class vehicle care & transportation
- Turn any mobility program into a **front door** service
- Trained & insured
- Fully integrated into Mobility Cloud
- Available in: NY, NJ, SF, LA, DC, MD
- Billed hourly

Service Marketplace

Tap into our growing network of support vendors.

- Parking, wash, fuel, repair, inspections - you name it!
- Ability to add your existing vendors
- Fully integrated into Mobility Cloud
- Aggregation lowers cost (increases margin)
- Billed by usage

Auto Service Landscape

DropCar's fully integrated model offers B2B and B2C customers the ability to centralize all of today's **single-point** solutions into a **single platform**.

B2B

Other platforms for auto logistics

REDCAP STRATIM

PARKING

App-based parking services

ParkMe SpotHero

DropCar

FUEL

Mobile fueling apps

BOOSTER WEFUEL

MAINTENANCE

Mobile mechanics – house calls for cars

WRENCH YourMechanic

The space is heating up, and we have a **first mover** advantage.



$ 400,000
$ 300,000
$ 200,000
$ 100,000
$ 0
B2B Revenue
Jan - Mar, 2017
Apr - Jun, 2017
Jul - Sep, 2017
Oct - Dec, 2017
Jan - Mar, 2018
Apr - Jun, 2018
Jul - Sep, 2018
*Oct - Dec, 2018
*Unaudited

NASDAQ: DCAR

Growth Game Plan

- Sell to largest & fastest growing influencers
- Dominate the key urban markets
- Differentiate on technology, field efficiency & best in class consumer services

Simplifying fleet management.


MAVEN
Mobility Cloud used to manage fleet movements & servicing needs. Including real-time tracking and documentation.
Maven City
Maven Gig
Uber
lyft
Our Driver Network is used to execute movements & perform on-site services.
Our Service Marketplace is used to register, wash & maintain vehicles.

GM

Largest OEM in the US, and one of the fastest growing car sharing fleets.

Needed a partner to streamline management of multiple markets, and a platform to digitize operations to service its 200,000+ Maven members.

Successful pilot in NYC, quickly expanded to SF, LA, DC and MD.

Enabling frictionless P2P sharing.



Mobility Cloud powers an integrated landing page on Turo's consumer website to manage transport booking & billing.

Our **Driver Network** is used to execute the movements between parties.

Our **Service Marketplace** is used to wash & fuel cars before/after exchanges, and create staging areas.

TURO

Largest P2P car sharing marketplace in the US ("Airbnb for cars")

Needed a partner that could independently manage the coordination & customer service for their car sharing marketplace and provide vehicle delivery services within it.

Launched partnership Jan 14th, 2019 in SF, LA, DC, and NJ.

Optimizing D2C distribution.


Staging Lots

Mobility Cloud used to manage delivery tracking & digital documentation (including 3rd party delivery partner).

Our **Driver Network** is used to execute the movements to staging lots & consumers.

Rapidly growing electric car manufacturer in US.

Needed a partner to help expand the distribution capacity for their electric vehicle line, fulfill demand, help manage sub-vendors, and bring visibility to field ops.

Recent pilots for SaaS in Chicago and vehicle distribution support in NYC led to expansion of relationship and Dropcar services into DC, MD, and NJ.

Eliminating car ownership headaches at the tap of a button.

- DropCar's in-house direct to consumer product
- 750+ Self-Park subscribers across NYC
  - Discount monthly parking
  - ~$2.6m ARR* (~40%+ margin**)
- Personal car concierge ($25/hr)
  - Replace Uber/Lyft with your OWN car
  - ~$450k ARR* (~30% margin**)
- Potential to integrate mobility programs directly into our app for sale


DropCar
John
EXTRA SERVICE
Wash
Gas
Air Freshener
CONTACT
CANCEL

*Annual Run Rate (ARR) based on unaudited FY 18 Q4
**Unaudited estimate of marginal revenue, excl. semi-fixed costs shared across all products & services

A partnership to **accelerate** the autonomous future.

DropCar + STEER

A **single destination** that fleets, dealers, OEMs, and retailers can launch & manage mobility programs today, while extending their value to include the benefits of fully autonomous vehicles.

DropCar

IR@DropCar.com
(646) 916-4595

